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                                                                   EXHIBIT 10.36

                                THIRD AMENDMENT

    THIRD AMENDMENT (the "Amendment"), dated as of April 15, 1997, among U.S. OFFICE PRODUCTS COMPANY, a Delaware corporation (the "Borrower"), the institutions party to the Credit Agreement referred to below (the "Banks") and BANKERS TRUST COMPANY, as Agent (the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                             W I T N E S S E T H :

    WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement dated as of August 21, 1996 (as amended, modified or supplemented to date, the "Credit Agreement");

    WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

    NOW, THEREFORE, it is agreed:

    1. Section 6.05(b) of the Credit Agreement is amended by deleting the proviso contained therein.

    2. Section 8.03 of the Credit Agreement is amended by (x) deleting the "and" at the end of clause (l) thereof; (y) changing the period at the end of clause
(m) thereof to read "; and"; and (z) adding a new clause (n) to read:

        "(n) Liens on assets of the Borrower and the Subsidiary Guarantors created pursuant to the Synthetic Lease Documentation."

    3. Section 8.04 of the Credit Agreement is amended by (x) deleting the "and" at the end of clause (h); (y) changing clause "(i)" to read clause "(j)"; and
(z) adding a new clause (i) to read:

        "(i) Indebtedness of the Borrower and each Subsidiary Guarantor created pursuant to the Synthetic Lease Documentation; and"

    4. Section 10 of the Credit Agreement is amended by adding the following definition in appropriate alphabetical order:

    "Synthetic Lease Documentation" shall mean each and every document and instrument evidencing and/or governing the transactions described below provided that all such documents and instruments shall be satisfactory to the Agent:

        (i) the incurrence of up to $48.5 million of indebtedness by a trust (or other Person) not an Affiliate of the Borrower ("SL Lessor") to finance the purchase and/or construction of land and/or distribution centers (collectively, the "SL Properties") for lease as provided in clause (iii) below;

        (ii) the guaranty by each of the Credit Parties of the indebtedness described in clause (i) above, which guaranty shall be secured by a Lien on all the Collateral (other than the Mortgaged Properties) that is pari passu to the Lien on the Collateral securing the obligations of the Credit Parties under the Credit Document;

       (iii) the lease by SL Lessor of the SL Properties to a lessee that shall be either the Borrower or a Subsidiary Guarantor (the "SL Lessee") pursuant to a master lease and supplements thereto providing for a rental stream sufficient to repay the indebtedness described in clause (i) above and related interest and fees and to return up to $1.5 million of equity contributions made to SL Lessor and a specified return thereon; and

        (iv) the unsecured guaranty by each of the Credit Parties other than SL Lessee of SL Lessee's obligations under the master lease referred to in clause (iii) above.

    5. In order to induce the Banks to enter into this Amendment, the Borrower
(x) represents and warrants that no Default or Event of Default exists on the Effective Date referred to below after giving
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effect to this Amendment, and (y) makes each of the representations, warranties and agreements contained in the Credit Agreement and the other Credit Documents on the Effective Date after giving effect to this Amendment (it being understood that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects as of such date).

    6. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

    7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

    8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

    9. This Amendment shall become effective on the first date (the "Effective Date") on which all of the following conditions have been satisfied:

    (i) the Borrower shall have issued pursuant to a public offering its common stock for at least $200 million of cash proceeds and shall have applied the net cash proceeds of such issuance to the repayment of Acquisition Loans; and

    (ii) each of the Borrower and the Required Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Agent at its Notice Office;

    10. At all times on and after the Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement after giving effect to this Amendment.

                                     * * *

    IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                U.S. OFFICE PRODUCTS COMPANY

                                By
                                     -----------------------------------------
                                     Title:

                                BANKERS TRUST COMPANY,
                                Individually and as Agent

                                By
                                     -----------------------------------------
                                     Title:

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
                                BANK OF TOKYO-MITSUBISHI TRUST
                                COMPANY, Individually and as Co-Agent

                                By
                                     -----------------------------------------
                                     Title:

                                CORESTATES BANK NA,
                                Individually and as Co-Agent

                                By
                                     -----------------------------------------
                                     Title:

                                HELLER FINANCIAL, INC.,
                                Individually and as Co-Agent

                                By
                                     -----------------------------------------
                                     Title:

                                NATIONSBANK, N.A.,
                                Individually and as Co-Agent

                                By
                                     -----------------------------------------
                                     Title:

                                VAN KAMPEN AMERICAN CAPITAL
                                PRIME RATE INCOME TRUST,
                                Individually and as Co-Agent

                                By
                                     -----------------------------------------
                                     Title:

                                FIRST UNION NATIONAL BANK OF
                                VIRGINIA, MARYLAND AND
                                WASHINGTON D.C.

                                By
                                     -----------------------------------------
                                     Title:

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
                                IBM CREDIT CORPORATION

                                By
                                     -----------------------------------------
                                     Title:

                                BHF-BANK AKTIENGESELLSCHAFT

                                By
                                     -----------------------------------------
                                     Title:

                                CAISSE NATIONALE de CREDIT
                                AGRICOLE

                                By
                                     -----------------------------------------
                                     Title:

                                HIBERNIA NATIONAL BANK

                                By
                                     -----------------------------------------
                                     Title:

                                NATIONAL BANK OF CANADA

                                By
                                     -----------------------------------------
                                     Title:

                                RIGGS BANK, N.A.

                                By
                                     -----------------------------------------
                                     Title:

                                SOUTHERN PACIFIC THRIFT & LOAN
                                ASSOCIATION

                                By
                                     -----------------------------------------
                                     Title:

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
                                UNITED STATES NATIONAL BANK OF
                                OREGON

                                By
                                     -----------------------------------------
                                     Title:

                                THE BANK OF NEW YORK

                                By
                                     -----------------------------------------
                                     Title:

                                CITY NATIONAL BANK

                                By
                                     -----------------------------------------
                                     Title:

                                FIRST NATIONAL BANK OF
                                COMMERCE

                                By
                                     -----------------------------------------
                                     Title:

                                NATIONAL CITY BANK

                                By
                                     -----------------------------------------
                                     Title:

                                BANK OF AMERICA--ILLINOIS

                                By
                                     -----------------------------------------
                                     Title:

                                BANK OF BOSTON

                                By
                                     -----------------------------------------
                                     Title:

                                BANK POLSKA KASA OPIEKI, S.A.

                                By
                                     -----------------------------------------
                                     Title:

                                BANQUE WORMS CAPITAL
                                CORPORATION

                                By
                                     -----------------------------------------
                                     Title:

                                CHANG HWA COMMERCIAL BANK,
                                LTD., NEW YORK BRANCH

                                By
                                     -----------------------------------------
                                     Title:

                                CHIAO TUNG BANK, CO. LTD., NY
                                AGENCY

                                By
                                     -----------------------------------------
                                     Title:

                                FIRST NATIONAL BANK OF CHICAGO

                                By
                                     -----------------------------------------
                                     Title:

                                THE SANWA BANK, LIMITED,
                                NEW YORK BRANCH

                                By
                                     -----------------------------------------
                                     Title:

                                SUNTRUST BANK, CENTRALFLORIDA, N.A.

                                By
                                     -----------------------------------------
                                     Title:

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